AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 12, 1997.
                                                      REGISTRATION NO. 333-37703
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ----------------

                              AMENDMENT NO. 6
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                         DELCO REMY INTERNATIONAL, INC.
       DELCO REMY AMERICA, INC.               REMY INTERNATIONAL, INC.
         REMAN HOLDINGS, INC.                        NABCO, INC.
         THE A&B GROUP, INC.                    A&B ENTERPRISES, INC.
             DALEX, INC.                           A&B CORES, INC.
        R&L TOOL COMPANY, INC.                MCA, INC. OF MISSISSIPPI
       POWER INVESTMENTS, INC.              FRANKLIN POWER PRODUCTS, INC.
   INTERNATIONAL FUEL SYSTEMS, INC.          MARINE DRIVE SYSTEMS, INC.
    MARINE CORPORATION OF AMERICA           POWRBILT PRODUCTS, INC.
                          WORLD WIDE AUTOMOTIVE, INC.
          (EXACT NAMES OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

                               ----------------

   2902 ENTERPRISE DRIVE, ANDERSON, INDIANA 46013, TELEPHONE: (765) 778-6499 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                              SUSAN E. GOLDY, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                         DELCO REMY INTERNATIONAL, INC.
   2902 ENTERPRISE DRIVE, ANDERSON, INDIANA, 46013, TELEPHONE (765) 778-6799 (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                               AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

     CHRISTOPHER G. KARRAS, ESQ.            MARC S. ROSENBERG, ESQ.
      DECHERT PRICE & RHOADS                CRAVATH, SWAINE & MOORE
     4000 BELL ATLANTIC TOWER                   WORLDWIDE PLAZA
         1717 ARCH STREET                      825 EIGHTH AVENUE
PHILADELPHIA, PENNSYLVANIA 19103-2793       NEW YORK, NEW YORK 10019
         (215) 994-4000                         (212) 474-1000

================================================================================

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a) Exhibits

  The following exhibits are filed herewith unless otherwise indicated:

    EXHIBIT
     NUMBER                              DESCRIPTION
    -------                              -----------
    1.1**     Form of Underwriting Agreement
    3.1+++++  Form of Certificate of Incorporation of the Company, as amended
    3.2++++   By-laws of the Company
    4.1**     Form of Indenture, including form of Note
    5.1       Opinion of Dechert Price & Rhoads, counsel to the Company, Delco
               Remy America, Inc. ("DRA") Reman Holdings, Inc. Remy
               International, Inc. and Marine Drive Systems, Inc.
    5.2       Opinion of Young, Williams, Henderson & Fuselier, P.A., counsel to the A & B Group, Inc., A & B Enterprises, Inc., Dalex, Inc.,
               A & B Cores, Inc., MCA, Inc. of Mississippi and R & L Tool
               Company, Inc.
    5.3       Opinion of Porteous & White P.C., counsel to Nabco, Inc.
    5.4       Opinion of Stephen Plopper & Associates, P.C., counsel to Power
               Investments, Inc., Franklin Power Products, Inc., International
               Fuel Systems, Inc., Powrbilt Products, Inc. and Marine
               Corporation of America, Inc.
    5.5       Opinion of Hunton & Williams, counsel to World Wide Automotive,
               Inc.
   10.1++++   Light Duty Starter Motor Supply Agreement, dated July 31, 1994, by and between Delco Remy America, Inc. ("DRA") and General
              Motors Corporation ("GM")
   10.2++++   Heavy Duty Component Supply Agreement, dated July 31, 1994, by and between DRA and GM
   10.3++++   Distribution and Supply Agreement, dated July 31, 1994, by and between DRA and GM
   10.4+      Trademark License, dated July 31, 1994, by and among DRA, DR
              International, Inc. and GM
   10.5+      Tradename License Agreement, dated July 31, 1994, by and among
              DRA, DR International, Inc. and GM
   10.6+      Partnership Agreement of Delco Remy Mexico S. de R.L. de C.V.,
               dated April 17, 1997
   10.7++     Joint Venture Agreement, dated      , by and between Remy Korea
              Holdings, Inc. and S.C. Kim
   10.8+      Securities Purchase and Holders Agreement, dated July 29, 1994, by and among the Company, CVC, WEP, MascoTech, Harold K.
              Sperlich, James R. Gerrity and the individuals named therein as
              Management Investors
   10.9+      Registration Rights Agreement, dated July 29, 1994, by and among the Company, CVC, WEP, MascoTech, Harold K. Sperlich, James R.
              Gerrity and the individuals named therein as Management Investors
   10.10+++   Employment Agreement, dated July 31, 1994 by and between Delco
              Remy International, Inc. and Thomas J. Snyder
   10.11++++  Form of Fourth Amended and Restated Financing Agreement, dated as
              of     , 1997, among the Company, certain of the Company's
              subsidiaries signatories thereto and Bank One, Indianapolis,
              National Association, The CIT Group/Business Credit, Inc.
   10.12+     Indenture, dated as of August 1, 1996, among the Company, certain of the Company's subsidiaries signatories thereto and National
              City Bank of Indiana, as trustee
   10.13++++  Form of 8% Subordinated Debenture of DRA, due July 31, 2004 in
               favor of GM
   10.14+     Contingent Purchase Price Note of DRA, in favor of GM, dated July
               31, 1994
   10.15++    Lease by and between ANDRA L.L.L. and DRA, dated February 9, 1995
   10.16++    Lease by and between Eagle I L.L.L. and DRA, dated August 11,
               1995
   10.17+++++ Subordination Agreement, dated July 31, 1994, by and among the
              CIT Group, Inc. and World Subordinated Debt Partners, L.P.
   11.1+++++  Statement re Computation of Earnings per Share
   12.1+      Statement re Computation of Ratios
   21.1++++   Subsidiaries of Registrant

   EXHIBIT
   NUMBER                             DESCRIPTION
   -------                            -----------
   23.1**  Consent of Ernst & Young LLP (see page II-13)
   23.2**  Consent of Fiedman & Fuller P.C. (see page II-14)
   23.3    Consent of Dechert Price & Rhoads included in Exhibit 5.1
   23.4    Consent of Young, Williams, Henderson & Fuselier P.A. included in
            Exhibit 5.2
   23.5    Consent of Porteous & White P.C. included in Exhibit 5.3
   23.6    Consent of Stephen Plopper & Associates, P.C. included in Exhibit
            5.4
   23.7    Consent of Hunton & Williams included in Exhibit 5.5
   24.1    Power of Attorney included on Signature Page
   25.1**  Form T-1 Statement of Eligibility of Trustee

--------
*  To be filed by amendment.
** Previously filed.
+ Incorporated by reference to the Exhibit of the same number to the Registration Statement on Form S-1 previously filed by the Company on October 10, 1997, registering the issuance of the Company's Class A Common Stock, par value $.01 per share.
++ Incorporated by reference to the Exhibit of the same number to Amendment No. 1 to the Equity Registration Statement which was filed by the Company on October 22, 1997.
+++ Incorporated by reference to the Exhibit of the same number to Amendment No. 2 to the Equity Registration Statement which was filed by the Company on November 21, 1997.

++++ Incorporated by reference to the Exhibit of the same number to Amendment
     No. 3 to the Equity Registration Statement which was filed by the Company on November 26, 1997.

+++++ Incorporated by reference to the Exhibit of the same number to Amendment
      No. 4 to the Equity Registration Statement which was filed by the Company on December 8, 1997.

  (b) Financial Statement Schedules: None

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANTS HAVE DULY CAUSED THIS AMENDMENT NO. 6 TO THE REGISTRATION STATEMENT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 11, 1997.

                                          Delco Remy International, Inc.


                                          By:    Harold K. Sperlich
                                             ---------------------------------
                                             Harold K. Sperlich
                                             Chairman

                                          FOR THE REGISTRANTS AS SET FORTH ON
                                           THE FACING SHEET


                                          By:    David L. Harbert
                                             ----------------------------------
                                             David L. Harbert
                                             Vice President

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 6 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE FOLLOWING CAPACITIES ON DECEMBER 11, 1997.

DELCO REMY INTERNATIONAL, INC.

Harold K. Sperlich*             Chairman (principal
                                executive officer) and
                                Director

David L. Harbert*               Executive Vice President and
                                Chief Financial Officer
                                (principal financial and
                                principal accounting officer)

E.H. Billig
_________________________
E.H. Billig                     Director

Richard M. Cashin, Jr.*         Director

Michael A. Delaney*             Director

James R. Gerrity*               Director

Robert J. Schultz*              Director

Thomas J. Snyder*               Director


-------------------------

* For manual signature, see page II-12.

DELCO REMY AMERICA, INC.

Harold K. Sperlich *            Chairman (principal executive
                                officer) and Director

David L. Harbert*               Executive Vice President and
                                Chief Financial Officer
                                (principal financial and
                                principal accounting officer)

E.H. Billig
---------------------

E.H. Billig                     Director

Richard M. Cashin, Jr. *        Director

Michael A. Delaney*             Director

James R. Gerrity*               Director

Thomas J. Snyder*               Director


REMY INTERNATIONAL, INC.

Harold K. Sperlich *            Chairman (principal executive
                                officer) and Director

David L. Harbert*               Executive Vice President and
                                Chief Financial Officer
                                (principal financial and
                                principal accounting officer)

E.H. Billig
---------------------

E.H. Billig                     Director

Richard M. Cashin, Jr. *        Director

Michael A. Delaney*             Director

James R. Gerrity*               Director

Thomas J. Snyder*               Director



-------------------------

*For manual signature, see page II-12.

REMAN HOLDINGS, INC.

Harold K. Sperlich *            Chairman (principal executive
                                officer) and Director

David L. Harbert*               Executive Vice President and
                                Chief Financial Officer
                                (principal financial and
                                principal accounting officer)

E.H. Billig
---------------------
E.H. Billig                     Director

Richard M. Cashin, Jr. *        Director

Michael A. Delaney*             Director

James R. Gerrity*               Director

Thomas J. Snyder*               Director

NABCO, INC.

Nicholas J. Bozich*             President and Chief Executive
                                Officer (principal executive
                                officer)

David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting officer)
                                and Director

Thomas J. Snyder*               Director

THE A&B GROUP, INC.


John M. Mayfield*               President (principal executive
                                officer)

David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting officer)
                                and Director

Thomas J. Snyder*               Director

James R. Gerrity*               Director

-------------------------

* For manual signature, see page II-12.

A&B ENTERPRISES, INC.

John M. Mayfield*               President (principal
                                executive officer)

David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting
                                officer) and Director

Thomas J. Snyder*               Director

James R. Gerrity*               Director

DALEX, INC.

John M. Mayfield*               President (principal
                                executive officer)

David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting
                                officer) and Director

Thomas J. Snyder*               Director

James R. Gerrity*               Director

A&B CORES, INC.


John M. Mayfield*               President (principal
                                executive officer)

David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting
                                officer) and Director

Thomas J. Snyder*               Director

James R. Gerrity*               Director

-------------------------

* For manual signature, see page II-12.

R&L TOOL COMPANY, INC.

John M. Mayfield*               President (principal
                                executive officer)

David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting
                                officer) and Director

Thomas J. Snyder*               Director

James R. Gerrity*               Director

MCA, INC. OF MISSISSIPPI

John M. Mayfield*               President (principal
                                executive officer)

David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting
                                officer) and Director

Thomas J. Snyder*               Director

James R. Gerrity*               Director

POWER INVESTMENTS, INC.

J. Michael Jarvis*              President (principal
                                executive officer) and
                                Director

David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting
                                officer) and Director

Thomas J. Snyder*               Director


-------------------------

* For manual signature, see page II-12.

FRANKLIN POWER PRODUCTS, INC.

J. Michael Jarvis*              President (principal
                                executive officer) and
                                Director
David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting
                                officer) and Director
Thomas J. Snyder*               Director

INTERNATIONAL FUEL SYSTEMS, INC.

J. Michael Jarvis*              President (principal
                                executive officer) and
                                Director
David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting
                                officer) and Director
Thomas J. Snyder*               Director

MARINE DRIVE SYSTEMS, INC.

J. Michael Jarvis*              President (principal
                                executive officer) and
                                Director
David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting
                                officer) and Director
Thomas J. Snyder*               Director


-------------------------

* For manual signature, see page II-12

MARINE CORPORATION OF AMERICA

J. Michael Jarvis*              President (principal executive
                                officer) and Director
David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting officer)
                                and Director
Thomas J. Snyder*               Director

POWRBILT PRODUCTS, INC.

J. Michael Jarvis*              President (principal executive
                                officer) and Director
David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting officer)
                                and Director
Thomas J. Snyder*               Director

WORLD WIDE AUTOMOTIVE, INC.

Richard L. Keister*             President (principal executive
                                officer) and Director
David L. Harbert*               Vice President, Treasurer
                                (principal financial and
                                principal accounting officer)
                                and Director
Thomas J. Snyder*               Director

                                                  Thomas J. Snyder
                                          *By: ________________________________
                                             Thomas J. Snyder, Attorney-in-
                                             Fact